[logo]Pioneer
                                                                  Investments(R)


Pioneer
Tax-Free Income
Fund

 SEMIANNUAL REPORT 6/30/01

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                            9
 Financial Statements                              22
 Notes to Financial Statements                     29
 Trustees, Officers and Service Providers          33
 Retirement Plans from Pioneer                     34
 Programs and Services for Pioneer Shareowners     36

Pioneer Tax-Free Income Fund
LETTER FROM THE PRESIDENT 6/30/01

Dear Shareowner,
--------------------------------------------------------------------------------
The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer, we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer Tax-Free Income Fund
PORTFOLIO SUMMARY 6/30/01

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]

AAA                                    63.5%
AA                                     13.5%
A                                      15.0%
BBB & Lower                             7.5%
Tax-Exempt Money Market Mutual Fund     0.5%

[end pie chart]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[pie chart]

0-1 Year        1.4%
1-3 Years       3.4%
3-6 Years      17.9%
6-8 Years      22.5%
8-10 Years     13.6%
10+ Years      41.2%

[end pie chart]



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)



  1.    Delaware Valley PA Regulation Finance Authority Revenue, 5.5%, 8/1/28           3.03%
  2.    Massachusetts State Health and Education Facilities
        Authority Revenue, 5.2%, 1/1/28                                                 2.78
  3.    McGee Creek Authority Water Revenue, 6.0%, 1/1/23                               2.47
  4.    District of Columbia Revenue, 6.5%, 5/15/33                                     2.27
  5.    Tobacco Settlement Revenue Management, 6.375%, 5/15/28                          2.24
  6.    Lowndes County Solid Waste Disposal & Pollution Control Revenue, 6.8%,
        4/1/22                                                                          1.95
  7.    North Carolina Eastern Municipal Power Agency Systems Revenue, 6.5%,
        1/1/18                                                                          1.74
  8.    Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue, 8.5%,
        6/15/06                                                                         1.73
  9.    Massachusetts State Health & Education Facilities Authority Revenue, 5.75%,
        7/1/32                                                                          1.54
 10.    Clark County School District #37, Vancouver, 5.25%, 12/1/14                     1.53

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund
PERFORMANCE UPDATE 6/30/01                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/01     12/31/00
                 $ 11.72     $ 11.70


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 6/30/01)      Dividends   Capital Gains   Capital Gains
                          $ 0.266           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.


Average Annual Total Returns
(As of June 30, 2001)
          Net Asset   Public Offering
Period      Value        Price*
 10 Years   6.68%        6.19%
 5 Years    5.83         4.86
 1 Year     9.75         4.79


  * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

                                          Pioneer       Lehman Brothers
                                          Tax-Free         Municipal
                                        Income Fund*      Bond Index
  6/30/91                                   9550             10000
                                           10771             11179
  6/30/93                                  12114             12516
                                           12047             12537
  6/30/95                                  13015             13643
                                           13728             14549
  6/30/97                                  14802             15752
                                           16061             17115
  6/30/99                                  16288             17589
                                           16606             18157
  6/30/01                                  18226             19972

[end mountain chart]


The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund
PERFORMANCE UPDATE 6/30/01                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/01     12/31/00
                 $ 11.64     $ 11.62


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 6/30/01)      Dividends   Capital Gains   Capital Gains
                          $ 0.222           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2001)
                   If          If
Period            Held      Redeemed*
 Life of Class
 (4/28/95)        5.07%       5.07%
 5 Years          5.04        4.88
 1 Year           8.88        4.88

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

                                       Pioneer    Lehman Brothers
                                      Tax-Free      Municipal
                                    Income Fund*   Bond Index
  4/30/95                              10000         10000
  6/30/95                              10155         10229
                                       10794         10957
                                       10617         10908
                                       11081         11443
  6/30/97                              11368         11811
                                       11985         12497
                                       12244         12832
                                       12635         13307
  6/30/99                              12331         13187
                                       12002         13032
                                       12469         13614
                                       13296         14553
  6/30/01                              13576         14974

[end mountain chart]

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund
PERFORMANCE UPDATE 6/30/01                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/01     12/31/00
                 $ 11.57     $ 11.54


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 6/30/01)      Dividends   Capital Gains   Capital Gains
                          $ 0.218           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2001)

                   If          If
Period            Held      Redeemed*
 Life of Class
 (1/31/96)        4.24%       4.24%
 5 Years          5.05        5.05
 1 Year           8.88        8.88

       * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[mountain chart]

                                       Pioneer    Lehman Brothers
                                      Tax-Free      Municipal
                                    Income Fund*   Bond Index
  1/31/96                                10000       10000
                                          9791        9880
                                         10219       10364
  6/30/97                                10493       10697
                                         11070       11319
  6/30/98                                11300       11623
                                         11660       12052
  6/30/99                                11379       11944
                                         11086       11803
  6/30/00                                11504       12331
                                         12259       13181
  6/30/01                                12525       13563

[end mountain chart]

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund
PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

During the six-month period under review, Pioneer Tax-Free Income Fund was granted greater investment flexibility by the Fund's Board of Trustees to invest in a greater range of credit quailities. It can now invest at least 80% of its total assets in investment-grade tax-exempt municipal securities rated BBB or higher. It may also invest up to 10% of its net assets in debt securities rated below investment grade and up to 10% in inverse floaters. In the following conversation, David Eurkus, a member of Pioneer's fixed-income management team, discusses some of the changes he made to the Fund in light of this new investment policy.


Q:  How did the Fund perform during the first six months of 2001?


A: Pioneer Tax-Free Income Fund made relatively strong gains. For the six months ended June 30, 2001, Class A shares generated a total return (based on net asset value) of 2.47%, Class B shares 2.10% and Class C shares 2.17%. This performance is in line with the 2.41% average return for the same period of the 273 general municipal debt funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.) Meanwhile, the Fund's benchmark, the Lehman Brothers Municipal Bond Index, ended the period with a slightly higher return of 2.90%.


    Your Fund also continued to provide a steady stream of tax-free income. Class A shares provided a 30-day SEC tax-free yield of 3.99% as of June 30, 2001. This translates into a taxable equivalent yield of 6.61%, based on the maximum federal income tax rate of 39.6%.


Q:  What was the economic environment like during the period?


A: It was a challenging economic environment during the first six months of 2001. Economic activity declined, corporate earnings were weak and unemployment began to inch up. The Federal Reserve Board responded to this situation by cutting short-term interest rates six times, for a total of 2.75%, during the January-to-June time period. This was one of the most accelerated interest-rate reducing cycles in recent history. The Fed's interest-rate policy was positive for virtually all fixed-income securities, because when interest rates decline, bond prices rise. As a result, existing bonds - including the ones in your Fund's portfolio - rose in value, adding to your Fund's total return.

Pioneer Tax-Free Income Fund


Q:  Did the sluggish economic environment affect municipalities?


A: There's no doubt that the weak economy - and a volatile stock market - reduced the amount of money going into municipal coffers. About 25 to 30 states have reported lower-than-expected revenues because of the economic contraction. Capital gains taxes, corporate taxes and sales taxes are the predominant sources of revenue for municipalities. A decline in such revenues has a negative impact on municipal budgets.


Q:  Was there an ample supply of municipal bonds during the period?


A: The supply/demand dynamic in the municipal market was excellent. Many municipalities used the low interest-rate environment as an opportunity to replace existing high-cost debt with new bonds carrying lower coupon rates, much as homeowners refinance their mortgages when interest rates decline. Borrowers repaid higher-cost debt in the first half of 2001 at almost triple the amount of a year earlier. At the same time, demand for municipal bonds was high, as investors sought refuge from the volatile stock market in the municipal bond market. High quality municipal bonds offered investors relative stability, competitive tax-free income and solid total return potential.


Q:  How did you manage the Fund in this environment?


A: We used four main strategies in managing the Fund. We took advantage of the Fund's new investment policy by modestly expanding into slightly lower-rated securities. In selecting securities for the portfolio, we favored hospital and health care system bonds, which we believed were undervalued. Because these bonds carry higher yields, over time this move should enhance the Fund's income stream.


    We also shifted assets out of states that have exposure to the economic downturn. Many of these are in the Midwest and are being affected by the slowdown in the automotive and manufacturing sectors of the economy. We also avoided new purchases on the West coast, particularly in California, because of its pronounced energy problems.

Pioneer Tax-Free Income Fund
PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                            (continued)

    Because revenues in state Treasuries declined, we reduced the Fund's investments in general obligation bonds (GOs) in favor of revenue bonds. The interest and principal on GOs are guaranteed by the financial resources of the issuer. A GO bond is repaid with the general revenues, such as taxes, of a governmental agency, as opposed to revenue bonds, such as those issued by colleges or hospitals, whose interest payments are derived from specific streams of revenues.


    Finally, we increased the Fund's duration by approximately one year. Duration is a measure of a bond's price sensitivity to interest rate changes. Because interest rates were declining, extending duration contributed to price appreciation in the portfolio. In general, the shorter a bond's duration, the lower the risk of price loss when interest rates rise; and conversely, the lower the potential for price appreciation when interest rates fall.


Q:  What is your outlook for municipal bonds?


A: We are positive about the prospects for municipal bonds in the months ahead. It appears that sluggish economic growth may continue for a while, and it is possible that the Federal Reserve Board may trim interest rates further, but not at the accelerated schedule of earlier in the year. As interest rates continue to decline, they are likely to stay down for some time, assuming inflation remains contained. This type of environment should benefit municipal bonds and your Fund.


    We also think that demand for municipal bonds will remain strong. As wide price swings in the stock market continue to occur, we believe investors will continue to seek the relative stability and solid tax-free income that municipals can provide. Demographics are also on our side. As the population ages and retires, many older investors are converting their equity holdings into municipal bonds for steady tax-free income. In the months ahead, we remain focused on securities consistent with our income-oriented approach.

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)


                   S&P/
Principal        Moody's
 Amount          Ratings                                                     Value
                            TAX-EXEMPT OBLIGATIONS - 99.5%
                            Arizona - 3.3%
$1,000,000      AA/Aa       Arizona State Transportation Board
                              Highway Revenue, 6.0%, 7/1/08            $ 1,112,110
 1,500,000      AAA/Aaa     Maricopa County School District,
                              6.0%, 7/1/14                               1,610,085
 1,000,000      AAA/Aaa     Maricopa County School District,
                              7.0%, 7/1/07                               1,141,610
 1,000,000      AAA/Aaa     Maricopa County School District,
                              7.0%, 7/1/08                               1,145,520
 1,000,000      AAA/Aaa     Phoenix Civic Revenue, 6.5%, 7/1/06          1,117,680
 2,400,000      AAA/Aaa     Scottsdale Memorial Hospital, 5.5%,
                              9/1/12                                     2,599,992
 2,200,000      AAA/Aaa     Tempe School District, 7.0%, 7/1/08          2,580,710
                                                                       -----------
                                                                       $11,307,707
                                                                       -----------
                            Colorado - 3.1%
 1,385,000      NR/Aa2      Colorado Housing Finance Authority,
                              Series B-3, 6.55%, 5/1/25                $ 1,484,138
   355,000      NR/Aa2      Colorado Housing Finance Authority,
                              Series A-3, 7.0%, 11/1/16                    377,876
 2,175,000      NR/Aa2      Colorado Housing Finance Authority,
                              Series A-1, 7.4%, 11/1/27                  2,377,058
   375,000      NR/Aa2      Colorado Housing Finance Authority,
                              Series C-2, 7.45%, 6/1/17                    399,720
   860,000      NR/Aa2      Colorado Housing Finance Authority,
                              Series B-2, 7.45%, 11/1/27                   915,057
   295,000      NR/Aa2      Colorado Housing Finance Authority,
                              Series C-1, 7.55%, 11/1/27                   313,089
 3,575,000      AAA/Aaa     Douglas County School District, 7.0%,
                              12/15/13                                   4,362,751
 5,300,000      AAA/Aaa     Public Highway Authority Revenue, 0%,
                              2/1/07                                       914,197
                                                                       -----------
                                                                       $11,143,886
                                                                       -----------
                            Connecticut - 0.0%
    35,000      AA-/Aa3     Connecticut State General Obligation,
                              6.0%, 10/1/04                            $    37,870
                                                                       -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                        (continued)


                   S&P/
Principal        Moody's
  Amount         Ratings                                                      Value
                            Delaware - 0.4%
$1,250,000      NR/A1       State of Delaware Housing Authority
                              Revenue, 6.45%, 7/1/13                    $ 1,285,950
                                                                        -----------
                            District of Columbia - 3.8%
 2,500,000      AAA/Aaa     District of Columbia Revenue,
                              5.125%, 9/15/31                           $ 2,373,000
 7,500,000      AAA/Aaa     District of Columbia Revenue, 6.5%,
                              5/15/33                                     7,821,150
 3,000,000      AAA/Aaa     District of Columbia Revenue, 6.8%,
                              8/15/31                                     3,133,050
                                                                        -----------
                                                                        $13,327,200
                                                                        -----------
                            Florida - 2.7%
 4,370,000      AAA/Aaa     Hillsborough County Revenue, 5.5%,
                              7/1/14                                    $ 4,707,320
   770,000      NR/Aaa      Manatee County Housing Revenue,
                              7.2%, 5/1/28                                  881,049
 1,000,000      AAA/Aaa     Miami Beach Health, 6.8%, 11/15/31            1,012,530
 2,690,000      AAA/Aaa     Miami Beach Sewer Revenue,
                              5.625%, 9/1/18                              2,829,369
                                                                        -----------
                                                                        $ 9,430,268
                                                                        -----------
                            Georgia - 1.3%
 4,375,000      AAA/Aaa     Atlanta, Water & Wastewater Revenue,
                              5.5%, 11/1/22                             $ 4,618,250
                                                                        -----------
                            Illinois - 11.3%
 5,000,000      AAA/Aaa     Chicago Board of Education, 5.75%,
                              12/1/27                                   $ 5,180,550
 1,985,000      NR/Aaa      Chicago Illinois Single Family
                              Mortgage, 6.3%, 9/1/29                      2,142,688
 1,700,000      NR/Aaa      Chicago Illinois Single Family
                              Mortgage, 6.45%, 9/1/29                     1,863,472
10,000,000      AAA/Aaa     Chicago Illinois Capital Appreciation,
                              0%, 1/1/28                                  2,263,200
 3,830,000      AAA/Aaa     Chicago Illinois Board of Education
                              School Reform Board, 5.25%,
                              12/1/17                                     3,957,960

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                   S&P/
Principal        Moody's
  Amount         Ratings                                                          Value
                            Illinois - (continued)
$3,000,000      A-/Baa1     Illinois Development Finance Authority
                              Hospital Revenue, 5.5%, 11/15/29              $ 2,677,110
 1,000,000      AA+/Aa1     Illinois Educational Facilities Authority,
                              Northwestern University Revenue,
                              5.5%, 12/1/13                                   1,070,800
 1,145,000      A+/A1       Illinois Housing Development Authority
                              Revenue Multi-Family Housing,
                              7.0%, 7/1/21*                                   1,419,124
 5,000,000      AAA/Aaa     Illinois State General Obligation,
                              5.75%, 5/1/21                                   5,191,100
 4,970,000      AAA/Aaa     Metropolitan Pier & Exposition
                              Authority Dedicated State Tax
                              Revenue, 8.5%, 6/15/06                          5,942,579
 3,385,000      AAA/Aaa     Metropolitan Pier & Exposition
                              Authority Dedicated State Tax
                              Revenue, 8.5%, 6/15/06*                         4,097,272
 3,000,000      AAA/Aaa     University of Illinois Revenue, 5.75%,
                              1/15/16                                         3,169,770
                                                                            -----------
                                                                            $38,975,625
                                                                            -----------
                            Indiana - 6.6%
 1,975,000      AAA/Aaa     Beech Grove Indiana School Building
                              Corp., 5.62%, 7/5/24                          $ 2,103,395
   250,000      AAA/Aaa     Goshen Multi-School Building Corp.,
                              5.6%, 1/15/16                                     258,748
   650,000      AAA/Aaa     Goshen Multi-School Building Corp.,
                              5.6%, 1/15/16*                                    713,388
   750,000      AAA/NR      Indiana Bond Bank State Revolving
                              Fund, 6.75%, 2/1/17                               826,778
   965,000      NR/Aaa      Indiana State Housing Finance
                              Authority, Single Family Mortgage
                              Revenue, 5.95%, 7/1/13                          1,019,320
 1,000,000      AAA/Aaa     Indiana University Revenue, 5.8%,
                              11/15/10                                        1,101,720
 3,400,000      AA/Aa       Indianapolis Local Public Improvement
                              Board Revenue, 6.0%, 1/10/20                    3,759,652

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                        (continued)


                   S&P/
Principal         Moody's
  Amount          Ratings                                                     Value
                             Indiana - (continued)
$1,400,000      A+/NR        Indianapolis Local Public Improvement
                               Board Revenue, 6.75%, 2/1/14             $ 1,641,052
 5,500,000      AA/Aaa       Indianapolis Utilities Distribution,
                               4.0%, 6/1/14                               5,089,810
 1,000,000      A+/A         Lawrence Township Metropolitan
                               School District Revenue, 6.75%,
                               7/5/13                                     1,178,170
 3,200,000      AA-/Aa2      Petersburg Indiana Pollution and
                               Control Revenue, 5.4%, 8/1/17              3,096,320
 2,000,000      NR/Aaa       Sarah Scott Middle School Revenue,
                               5.75%, 1/15/19                             2,080,520
                                                                        -----------
                                                                        $22,868,873
                                                                        -----------
                             Kansas - 0.5%
 1,500,000      AA+/Aa2      Kansas State Department
                               Transportation Highway Revenue,
                               6.125%, 9/1/09                           $ 1,697,895
                                                                        -----------
                             Kentucky - 0.3%
 1,095,000      AAA/Aaa      Kenton County Water District #1,
                               5.8%, 2/1/15                             $ 1,153,539
                                                                        -----------
                             Louisiana - 1.0%
 3,000,000      AAA/Aaa      New Orleans Home Mortgage
                               Authority, 6.25%, 1/15/11+               $ 3,415,530
                                                                        -----------
                             Maine - 0.4%
 1,305,000      AA/Aa2       Maine State Housing Authority,
                               6.05%, 11/15/20                          $ 1,346,917
                                                                        -----------
                             Massachusetts - 8.4%
 4,000,000      AAA/Aaa      Massachusetts State Development
                               Finance Agency, 5.45%, 5/15/29           $ 3,862,440
 1,000,000      AA-/A1       Massachusettes State Partners
                               Health, 6.0%, 7/1/18                       1,046,760
 1,500,000      AA-/Aa2      Massachusettes State General
                               Obligation, 6.0%, 6/1/14                   1,653,360
   750,000      BBB/Baa2     Massachusetts State Health &
                               Educational Facilities Authority,
                               5.7%, 7/1/15                                 688,275

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                   S&P/
Principal         Moody's
  Amount          Ratings                                                     Value
                             Massachusetts - (continued)
$2,000,000      BBB/Baa2     Massachusetts State Health &
                               Educational Facilities Authority,
                               6.62%, 7/1/32                            $ 2,000,720
   500,000      AAA/Aaa      Massachusetts State Development
                               Finance Agency, Regis College,
                               5.25%, 10/1/18                               412,205
 2,415,000      AAA/Aaa      Massachusetts State Health &
                               Educational Facilities Authority,
                               6.25%, 4/1/20                              2,789,059
 1,000,000      AAA/Aaa      Massachusetts State Health &
                               Educational Facilities Authority,
                               5.75%, 7/1/28                                869,850
 5,290,000      AAA/Aaa      Massachusetts State Health &
                               Educational Facilities Authority,
                               5.75%, 7/1/32                              5,293,386
 9,500,000      AAA/Aaa      Massachusetts State Health &
                               Educational Facility Authority, 5.2%,
                               1/1/28                                     9,579,230
 1,000,000      BBB/Baa2     Massachusetts State Health &
                               Educational Facilities Authority,
                               5.5%, 7/1/21                                 997,560
                                                                        -----------
                                                                        $29,192,845
                                                                        -----------
                             Michigan - 3.2%
 1,000,000      AAA/Aaa      Detroit Michigan Water Supply
                               Revenue, 5.75%, 7/1/11                   $ 1,102,360
 3,445,000      AAA/Aaa      Jenison Michigan Public Schools,
                               5.25%, 5/1/16                              3,585,659
 2,000,000      AAA/Aaa      Michigan Municipal Bond Authority,
                               5.5%, 10/1/21                              2,062,740
 3,000,000      BBB/Baa3     Michigan State Hospital Finance
                               Revenue, 6.0%, 2/1/24                      2,488,110
 2,000,000      AAA/Aaa      Michigan State Building Authority
                               Revenue, 5.0%, 10/15/24                    1,922,700
                                                                        -----------
                                                                        $11,161,569
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                        (continued)


                   S&P/
Principal        Moody's
  Amount         Ratings                                                    Value
                            Minnesota - 0.7%
$1,255,000      AA+/Aa2     Minnesota State Housing Finance
                              Agency, 6.55%, 7/11/11+                  $1,302,903
   990,000      AA/Aa2      Minnesota State Housing Finance
                              Agency, 6.9%, 8/1/12                      1,020,066
                                                                       ----------
                                                                       $2,322,969
                                                                       ----------
                            Mississippi - 2.0%
 6,000,000      AAA/Aaa     Lowndes County Solid Waste Disposal
                              & Pollution Control Revenue, 6.8%,
                              4/1/22                                   $6,733,620
                                                                       ----------
                            Missouri - 0.9%
 2,715,000      AAA/Aaa     Missouri Housing Development, 6.4%,
                              3/1/29+                                  $2,927,069
                                                                       ----------
                            Nebraska - 1.2%
 2,500,000      NR/A        Grand Island Sanitation Sewer
                              Revenue, 6.0%, 4/1/14                    $2,605,250
 1,325,000      AAA/Aaa     Municipal Energy Agency of Nebraska
                              Revenue, 6.0%, 4/1/08                     1,464,735
                                                                       ----------
                                                                       $4,069,985
                                                                       ----------
                            Nevada - 0.0%
    30,000      AA/Aa2      Nevada Housing Division Single Family
                              Program Revenue, 8.0%, 4/1/09            $   30,089
                                                                       ----------
                            New Hampshire - 0.8%
 1,000,000      NR/Aaa      New Hampshire Higher Educational &
                              Health Facilities, 5.0%, 6/1/28          $  961,210
 1,800,000      NR/Aa3      New Hampshire State Housing
                              Finance Authority, 6.125%, 1/1/20         1,869,390
                                                                       ----------
                                                                       $2,830,600
                                                                       ----------
                            New Jersey - 0.8%
 1,000,000      AAA/Aaa     New Jersey Economic Development
                              Authority, 5.5%, 6/1/21                  $1,022,790
 1,500,000      AAA/Aaa     New Jersey Economic Development
                              Authority, 5.875%, 6/1/18                 1,601,445
                                                                       ----------
                                                                       $2,624,235
                                                                       ----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                   S&P/
Principal        Moody's
  Amount         Ratings                                                    Value
                           New Mexico - 0.2%
$ 820,000      AAA/Aaa     New Mexico Mortgage Finance
                             Authority, 6.85%, 7/1/12+                $   840,853
                                                                      -----------
                           New York - 0.9%
2,900,000      A-/A3       New York City NY Series A, General
                             Obligation, 6.0%, 5/15/19                $ 3,133,044
                                                                      -----------
                           North Carolina - 3.9%
  970,000      AA/Aa3      Charlotte-Mecklenburg Hospital
                             Authority Revenue, 6.25%, 1/1/20         $   993,862
3,085,000      AAA/Aaa     North Carolina Eastern Municipal
                             Power Agency System Revenue,
                             4.5%, 1/1/24                               2,877,287
2,520,000      AAA/Aaa     North Carolina Eastern Municipal
                             Power Agency System Revenue,
                             5.0%, 1/1/17                               2,545,931
1,000,000      AAA/Aaa     North Carolina Eastern Municipal
                             Power Agency System Revenue,
                             5.0%, 1/1/26                               1,119,090
5,110,000      AAA/Aaa     North Carolina Eastern Municipal
                             Power Agency System Revenue,
                             6.5%, 1/1/18                               5,989,840
                                                                     -----------
                                                                      $13,526,010
                                                                      -----------
                           North Dakota - 1.6%
2,000,000      AAA/Aaa     Grand Forks Health Care Systems,
                             5.6%, 8/15/17                            $ 2,057,420
1,530,000      NR/Aa3      North Dakota State Housing Finance
                             Agency Revenue, 5.8%, 7/1/18+              1,557,509
1,755,000      NR/Aa3      North Dakota State Housing Finance
                             Agency Revenue, 6.0%, 7/1/20               1,809,124
                                                                      -----------
                                                                      $ 5,424,053
                                                                      -----------
                           Ohio - 2.9%
1,050,000      AAA/Aaa     Bedford, Ohio County School District,
                             6.25%, 12/1/13                           $ 1,118,040
2,870,000      AAA/Aaa     Cleveland Ohio General Obligation,
                             5.75%, 8/1/13                              3,178,927

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                        (continued)


                  S&P/
Principal       Moody's
  Amount        Ratings                                                      Value
                           Ohio - (continued)
$ 500,000      AA-/Aa3     Ohio State Building Authority Revenue,
                             6.0%, 10/1/08                             $   558,400
1,000,000      AAA/Aaa     Ohio State Turnpike Commission
                             Revenue, 5.5%, 2/15/16                      1,067,470
1,000,000      AAA/Aaa     Ohio State Water Development
                             Authority Revenue, 6.0%, 12/1/06            1,104,280
1,000,000      AAA/Aaa     Ohio University General Receipts
                             Athens Revenue, 5.25%, 12/1/19              1,009,440
1,000,000      AAA/Aaa     University of Cincinnati Ohio General
                             Receipts, 5.75%, 6/1/18                     1,066,830
1,000,000      AAA/Aaa     University of Cincinnati Ohio General
                             Receipts, 5.75%, 6/1/19                     1,063,350
                                                                       -----------
                                                                       $10,166,737
                                                                       -----------
                           Oklahoma - 4.4%
1,500,000      A-/A2       Grand River Dam Authority Revenue,
                             5.75%, 6/1/06                             $ 1,622,445
2,520,000      AAA/Aaa     Grand River Dam Authority Revenue,
                             6.25%, 6/1/11                               2,891,448
7,700,000      AAA/Aaa     McGee Creek Authority Water
                             Revenue, 6.0%, 1/1/23                       8,514,275
3,000,000      AAA/Aaa     Oklahoma Development Finance
                             Authority Revenue, 5.625%,
                             8/15/29                                     2,202,420
                                                                       -----------
                                                                       $15,230,588
                                                                       -----------
                           Oregon - 2.0%
1,165,000      AAA/Aaa     Jackson County Oregon School
                             District, 5.5%, 6/15/17                   $ 1,213,021
2,000,000      AAA/Aaa     Linn County Oregon School District,
                             0%, 6/15/30                                 1,759,400
3,000,000      AAA/Aaa     Portland Oregon Sewer System, 0%,
                             6/1/20                                      1,080,150
1,000,000      NR/Aaa      Portland Oregon Urban Renewal &
                             Redevelopment, 5.75%, 6/15/08               1,060,680
1,650,000      AAA/Aaa     Wasco County Oregon School District,
                             5.5%, 6/15/19                               1,749,017
                                                                       -----------
                                                                       $ 6,862,268
                                                                       -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                   S&P/
Principal        Moody's
  Amount         Ratings                                                      Value
                            Pennsylvania - 4.3%
$1,500,000      AAA/Aaa     Allegheny County Sanitary Authority
                              Revenue, 5.375%, 12/1/24                  $ 1,510,530
 2,500,000      AAA/Aaa     Cornwall Lebanon PA School District,
                              0%, 3/15/19                                   962,925
10,000,000      AAA/Aaa     Delaware Valley PA Regulation Finance
                              Authority Revenue, 5.5%, 8/1/28            10,444,700
 1,000,000      AAA/Aaa     Latrobe PA Individual Development,
                              5.7%, 5/1/31                                  981,900
 3,000,000      AAA/Aaa     McKeeport Pennsylvania Area School
                              District, 0%, 10/1/20                       1,055,340
                                                                        -----------
                                                                        $14,955,395
                                                                        -----------
                            Puerto Rico - 2.8%
 5,120,000      AAA/Aaa     Puerto Rico Commonwealth Highway
                              & Transit Authority, 4.75%, 7/1/38        $ 4,719,616
 4,305,000      AAA/Aaa     Puerto Rico Electric Power, 0%,7/1/17         1,937,767
 2,650,000      AAA/Aaa     Puerto Rico Municipal Financial
                              Agency, 5.875%, 8/1/14                      2,911,237
                                                                        -----------
                                                                        $ 9,568,620
                                                                        -----------
                            Rhode Island - 0.7%
 1,575,000      AA+/Aa1     Rhode Island Health & Education,
                              5.0%, 9/1/23                              $ 1,511,307
   825,000      AA+/Aa2     Rhode Island Housing & Mortgage
                              Finance, 6.75%, 10/1/17                       866,885
                                                                        -----------
                                                                        $ 2,378,192
                                                                        -----------
                            South Carolina - 3.6%
 2,400,000      A/A1        Fairfield County Pollution Control,
                              6.5%, 9/1/14                              $ 2,542,704
 1,250,000      AAA/Aaa     South Carolina Grand Strand Water &
                              Sewer Authority, 6.375%, 6/1/12             1,450,438
   660,000      NR/Aa2      South Carolina State Housing Finance
                              & Development Authority Revenue,
                              6.2%, 7/1/09                                  694,056
 7,500,000      AAA/Aaa     Tobacco Settlement Revenue
                              Management, 6.375%, 5/15/28                 7,703,625
                                                                        -----------
                                                                        $12,390,823
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                        (continued)


                   S&P/
Principal        Moody's
  Amount         Ratings                                                         Value
                              South Dakota - 0.8%
$1,235,000      NR/A1         South Dakota Conservancy District
                                Revenue, 5.625%, 8/1/17                    $ 1,246,646
 1,255,000      AAA/Aaa       South Dakota State Lease Revenue,
                                8.0%, 9/1/05                                 1,450,730
                                                                           -----------
                                                                           $ 2,697,376
                                                                           -----------
                              Tennessee - 1.4%
 5,000,000      AA/NR         Shelby County Tennessee, General
                                Obligation, 5.375%, 7/1/29                 $ 4,814,550
                                                                           -----------
                              Texas - 6.3%
   750,000      AAA/Aaa       Carroll Texas Independent School
                                District, 6.75%, 8/15/21                   $   899,220
   850,000      AAA/Aaa       Carroll Texas Independent School
                                District, 6.75%, 8/15/22                     1,021,343
 1,305,000      AAA/Aaa       Comal Independent School District
                                General Obligation, 7.0%, 2/1/07             1,458,311
 1,000,000      AAA/Aaa       Harris County Texas Health Revenue,
                                6.375%, 6/1/29                               1,026,850
 2,050,000      NR/Aaa        Keller Texas Independent School
                                District, 0%, 8/15/10                        1,336,744
 2,500,000      BBB-/Baa3     Port Corpus Christi Texas, 5.4%,
                                4/1/18                                       2,355,200
 3,500,000      AAA/Aaa       San Antonio Texas Water Revenue,
                                5.6%, 5/15/21                                3,570,140
 2,310,000      AAA/Aaa       Texas Clear Creek Independent School
                                District General Obligation, 0%,
                                2/1/10                                       1,544,789
 3,000,000      AAA/Aaa       Texas Public Finance Authority Building
                                Revenue, 0%, 2/1/07                          2,356,110
 5,500,000      AAA/Aaa       Texas Public Finance Authority Building
                                Revenue, 0%, 2/1/08                          4,096,950
 2,750,000      AAA/Aaa       Texas Public Finance Authority Building
                                Revenue, 0%, 2/1/10                          1,839,035
   250,000      AAA/Aaa       University of Texas Permanent
                                University Fund, 8.0%, 7/1/04+                 282,213
                                                                           -----------
                                                                           $21,786,905
                                                                           -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                   S&P/
Principal        Moody's
  Amount         Ratings                                                     Value
                            Utah - 0.9%
$2,980,000      AA/NR       Weber County Municipal Building
                              Authority Revenue, 5.75%,
                              12/15/19                                   $ 3,044,219
                                                                         -----------
                            Virginia - 0.8%
 3,000,000      AAA/Aaa     Virginia College Building Authority,
                              5.125%, 10/1/31                            $ 2,899,110
                                                                         -----------
                            Washington - 7.5%
 3,825,000      AAA/Aaa     Central Puget Sound Regional
                              Transportation Authority, 5.25%,
                              2/1/16                                     $ 3,967,252
 2,820,000      AAA/Aaa     Clark County Public Utility District #1
                              Water Revenue, 5.5%, 1/1/15                  2,895,294
 5,000,000      AAA/Aaa     Clark County School District #37
                              Vancouver, 5.25%, 12/1/14                    5,256,000
 1,655,000      AA+/Aa1     King County General Obligation,
                              6.625%, 12/1/15                              1,890,043
 1,000,000      AAA/Aaa     Northshore School District, 5.75%,
                              12/1/14                                      1,038,210
 1,500,000      AAA/Aaa     Seattle Northwest Clark County
                              Washington Schools, 5.5%, 12/1/15            1,565,205
 2,250,000      AAA/Aaa     Snohomish County Public Utility
                              District Revenue, 5.7%, 12/1/11+             2,481,638
 2,500,000      NR/Aaa      Snohomish County Public Utility
                              District Revenue, 6.8%, 1/1/20+              2,955,475
10,000,000      AAA/Aaa     Washington State General Obligation,
                              0%, 1/1/19                                   3,855,000
    20,000      AA+/Aa1     Washington State General Obligation,
                              6.0%, 5/1/02                                    20,542
                                                                         -----------
                                                                         $25,924,659
                                                                         -----------
                            West Virginia - 0.7%
 1,000,000      AAA/Aaa     West Virginia State Housing
                              Development, 7.05%, 11/1/24                $ 1,029,630
 5,600,000      AAA/Aaa     West Virginia University Revenue, 0%,
                              4/1/26                                       1,426,879
                                                                         -----------
                                                                         $ 2,456,509
                                                                         -----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                        (continued)


                   S&P/
Principal        Moody's
  Amount         Ratings                                                         Value
                             Wisconsin - 1.1%
$1,430,000       AAA/Aaa     Adams-Friendship School District,
                               6.5%, 4/1/16                               $  1,669,868
 2,500,000       AAA/Aaa     Wisconsin State Health & Educational
                               Aurora Health Care, 5.6%, 2/15/29             2,169,825
                                                                          ------------
                                                                          $  3,839,693
                                                                          ------------
                             TOTAL INVESTMENT IN TAX-EXEMPT
                             OBLIGATIONS
                             (Cost $331,958,173) (a)                      $344,442,095
                                                                          ------------
    Shares
                             TAX-EXEMPT MONEY MARKET
                             MUTUAL FUND - 0.5%
 1,792,244                   Provident Institutional Municipal Fund       $  1,792,244
                                                                          ------------
                             TOTAL TAX-EXEMPT MONEY MARKET
                             MUTUAL FUND
                             (Cost $1,792,244)                            $  1,792,244
                                                                          ------------
                             TOTAL INVESTMENT IN
                             SECURITIES - 100%
                             (Cost $333,750,417) (b)(c)                   $346,234,339
                                                                          ============



20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


* Prefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

**  A portion of this bond is partially prerefunded.

NR  Not rated.

+   Escrowed to maturity in U.S. Government Securities.


a) The concentration of investments by type of obligation / market sector is as follows:

  Insured                                            45.5%
  Escrowed in U.S. Government Securities              6.6%
  General Obligation                                  5.7%
  Revenue Bonds:
    Education Revenue                                 6.5%
    Water & Sewer Revenue                             3.8%
    Hospital Revenue                                  9.9%
    Housing Revenue                                   8.3%
    Pollution Control Revenue                         1.4%
    Power Revenue                                     2.2%
    Transportation Revenue                            0.8%
    Revenue                                           8.8%
    Other                                             0.5%

b) At June 30, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $333,750,417 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                       $13,897,006

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                        (1,413,084)
                                                                     -----------
     Net unrealized gain                                             $12,483,922
                                                                     -----------

c) At December 31, 2000, the Fund had a capital loss carryforward of $3,997,134, which will expire between 2007 and 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001 aggregated $175,285,251 and $173,386,424 respectively.



The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax-Free Income Fund
BALANCE SHEET 6/30/01 (unaudited)


ASSETS:
  Investment in securities, at value (including temporary cash
   investment of $1,792,244) (cost $333,750,417)                  $346,234,339
  Receivables -
    Investment securities sold                                         550,519
    Fund shares sold                                                   221,513
    Interest                                                         5,366,286
  Other                                                                  1,003
                                                                  ------------
  Total assets                                                    $352,373,660
                                                                  ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $ 4,929,797
    Fund shares repurchased                                            355,384
    Dividends                                                          408,614
  Due to bank                                                            4,908
  Due to affiliates                                                    206,538
  Accrued expenses                                                      74,659
  Other                                                                    238
                                                                  ------------
      Total liabilities                                            $ 5,980,138
                                                                  ------------
NET ASSETS:
  Paid-in capital                                                 $331,108,282
  Accumulated undistributed net investment income                        9,251
  Accumulated net realized gain on investments                       2,792,067
  Net unrealized gain on investments                                12,483,922
                                                                  ------------
      Total net assets                                            $346,393,522
                                                                  ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $332,515,995/28,373,615 shares)               $      11.72
                                                                  ============
  Class B (based on $11,747,340/1,009,184 shares)                 $      11.64
                                                                  ============
  Class C (based on $2,130,187/184,058 shares)                    $      11.57
                                                                  ============
MAXIMUM OFFERING PRICE:
  Class A                                                         $      12.27
                                                                  ============

22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 6/30/01


INVESTMENT INCOME:
  Interest                                                                $ 9,474,489
                                                                          -----------
EXPENSES:
  Management fees                                           $851,565
  Transfer agent fees
    Class A                                                  146,033
    Class B                                                    5,439
  Distribution fees
    Class A                                                  418,599
    Class B                                                   55,269
    Class C                                                    8,433
  Administrative fees                                         45,112
  Custodian fees                                              21,005
  Registration fees                                           19,582
  Professional fees                                            3,718
  Printing                                                       181
  Fees and expenses of nonaffiliated trustees                  3,185
  Miscellaneous                                                7,832
                                                            --------
      Total expenses                                                      $ 1,585,953
      Less fees paid indirectly                                               (31,510)
                                                                          -----------
      Net expenses                                                        $ 1,554,443
                                                                          -----------
      Net investment income                                               $ 7,920,046
                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $ 6,789,201
  Change in net unrealized gain on investments                             (6,097,836)
                                                                          -----------
   Net gain on investments                                                $   691,365
                                                                          -----------
   Net increase in net assets resulting from operations                   $ 8,611,411
                                                                          ===========


The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/01 and the Year Ended 12/31/00


                                                            Six Months
                                                              Ended
                                                             6/30/01         Year Ended
                                                           (unaudited)        12/31/00
FROM OPERATIONS:
Net investment income                                    $  7,920,046      $ 16,549,027
Net realized gain (loss) on investments                     6,789,201        (1,559,895)
Change in net unrealized gain or loss on investments       (6,097,836)       23,881,549
                                                         ------------      ------------
  Net increase in net assets resulting from
   operations                                            $  8,611,411      $ 38,870,681
                                                         ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class A ($0.27 and $0.52 per share, respectively)      $ (7,666,306)     $(16,070,563)
  Class B ($0.22 and $0.43 per share, respectively)          (212,448)         (431,549)
  Class C ($0.22 and $0.43 per share, respectively)           (32,041)          (64,730)
In excess of net investment income
  Class A ($0.00 and $0.00 per share, respectively)                 -           (15,583)
  Class C ($0.00 and $0.07 per share, respectively)                 -           (11,437)
                                                         ------------      ------------
   Total distributions to shareowners                    $ (7,910,795)     $(16,593,862)
                                                         ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 44,005,977      $ 66,544,732
Reinvestment of distributions                               5,422,675        11,498,022
Cost of shares repurchased                                (57,549,790)     (130,089,167)
                                                         ------------      ------------
  Net decrease in net assets resulting from fund
  share transactions                                     $ (8,121,138)     $(52,046,413)
                                                         ------------      ------------
  Net decrease in net assets                             $ (7,420,522)     $(29,769,594)
NET ASSETS:
Beginning of period                                       353,814,044       383,583,638
                                                         ------------      ------------
End of period (including accumulated undistributed
  net investment income of $9,251 and $0,
  respectively)                                          $346,393,522      $353,814,044
                                                         ============      ============

24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)


                                   '01 Shares      '01 Amount
CLASS A                           (unaudited)      (unaudited)      '00 Shares        '00 Amount
Shares sold                         3,453,827    $  40,622,494        5,776,223    $   64,767,497
Reinvestment of distributions         452,995        5,299,731        1,000,133        11,212,949
Less shares repurchased            (4,701,621)     (55,258,164)     (11,168,622)     (124,854,942)
                                   ----------    -------------      -----------    --------------
  Net increase (decrease)            (794,799)   $  (9,335,939)      (4,392,266)   $  (48,874,496)
                                   ==========    =============      ===========    ==============
CLASS B
Shares sold                           230,530    $   2,683,045          110,383    $    1,239,119
Reinvestment of distributions           9,274          107,768           22,457           249,750
Less shares repurchased              (189,738)      (2,212,070)        (321,799)       (3,559,025)
                                   ----------    -------------      -----------    --------------
  Net increase                         50,066    $     578,743         (188,959)   $   (2,010,156)
                                   ==========    =============      ===========    ==============
CLASS C
Shares sold                            60,524    $     700,438           48,714    $      538,116
Reinvestment of distributions           1,315           15,176            3,187            35,323
Less shares repurchased                (6,883)         (79,556)        (152,489)       (1,675,200)
                                   ----------    -------------      -----------    --------------
  Net increase (decrease)              54,956    $     636,058         (100,588)   $   (1,101,761)
                                   ==========    =============      ===========    ==============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund
FINANCIAL HIGHLIGHTS 6/30/01


                                                             Six Months
                                                               Ended
                                                              6/30/01        Year Ended
                                                            (unaudited)       12/31/00
CLASS A
Net asset value, beginning of period                         $  11.70         $   10.98
                                                             --------         ---------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.27         $    0.52
 Net realized and unrealized gain (loss) on investments          0.02              0.72
                                                             --------         ---------
  Net increase (decrease) from investment operations         $   0.29         $    1.24
Distributions to shareowners:
 Net investment income                                          (0.27)            (0.52)
 In excess of net investment income                                 -             (0.00)(a)
 Net realized gain                                                  -                 -
                                                             --------         ---------
Net increase (decrease) in net asset value                   $   0.02         $    0.72
                                                             --------         ---------
Net asset value, end of period                               $  11.72         $   11.70
                                                             ========         =========
Total return*                                                    2.47%           11.63%
Ratio of net expenses to average net assets+                     0.88%**          0.95%
Ratio of net investment income to average net assets+            4.57%**          4.62%
Portfolio turnover rate                                           101%**            14%
Net assets, end of period (in thousands)                     $332,516        $ 341,179
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.87%**          0.91%
 Net investment income                                           4.58%**          4.66%


                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/99     12/31/98     12/31/97     12/31/96
CLASS A
Net asset value, beginning of period                        $  12.02      $  12.17      $ 11.96     $ 12.36
                                                            --------      --------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.51      $   0.55      $  0.59     $  0.62
 Net realized and unrealized gain (loss) on investments        (1.02)         0.19         0.45       (0.21)
                                                            --------      --------      -------     -------
  Net increase (decrease) from investment operations        $  (0.51)     $   0.74      $  1.04     $  0.41
Distributions to shareowners:
 Net investment income                                         (0.51)        (0.55)       (0.59)      (0.62)
 In excess of net investment income                                -             -            -           -
 Net realized gain                                             (0.02)        (0.34)       (0.24)      (0.19)
                                                            --------      --------     --------    --------
Net increase (decrease) in net asset value                  $  (1.04)     $  (0.15)    $   0.21    $  (0.40)
                                                            --------      --------     --------    --------
Net asset value, end of period                              $  10.98      $  12.02     $  12.17    $  11.96
                                                            ========      ========     ========    ========
Total return*                                                  (4.29)%        6.20%        8.94%       3.57%
Ratio of net expenses to average net assets+                    0.93%         0.93%        0.93%       0.92%
Ratio of net investment income to average net assets+           4.43%         4.48%        4.87%       5.16%
Portfolio turnover rate                                           24%           52%          22%         44%
Net assets, end of period (in thousands)                    $368,559      $393,390     $413,856    $441,733
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.92%         0.92%        0.91%       0.90%
 Net investment income                                          4.44%         4.49%        4.89%       5.18%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

26   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
FINANCIAL HIGHLIGHTS 6/30/01

                                                           Six Months
                                                             Ended
                                                            6/30/01     Year Ended
                                                          (unaudited)    12/31/00
CLASS B
Net asset value, beginning of period                       $ 11.62      $ 10.90
                                                           -------      -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.22      $  0.43
 Net realized and unrealized gain (loss) on investments       0.02         0.72
                                                           -------      -------
  Net increase (decrease) from investment operations       $  0.24      $  1.15
Distributions to shareowners:
 Net investment income                                       (0.22)       (0.43)
 In excess of net investment income                              -            -
 Net realized gain                                               -            -
                                                           -------      -------
Net increase (decrease) in net asset value                 $  0.02      $  0.72
                                                           -------      -------
Net asset value, end of period                             $ 11.64      $ 11.62
                                                           =======      =======
Total return*                                                 2.10%       10.78%
Ratio of net expenses to average net assets+                  1.65%**      1.71%
Ratio of net investment income to average net assets+         3.80%**      3.87%
Portfolio turnover rate                                        101%**        14%
Net assets, end of period (in thousands)                   $11,747      $11,145
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.63%**      1.70%
 Net investment income                                        3.82%**      3.88%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/99     12/31/98     12/31/97     12/31/96
CLASS B
Net asset value, beginning of period                        $ 11.93      $ 12.09      $ 11.88     $  12.31
                                                            -------      -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.42      $  0.46      $  0.50     $   0.53
 Net realized and unrealized gain (loss) on investments       (1.01)        0.18         0.44        (0.22)
                                                            -------      -------      -------     --------
  Net increase (decrease) from investment operations        $ (0.59)     $  0.64      $  0.94     $   0.31
Distributions to shareowners:
 Net investment income                                        (0.42)       (0.46)       (0.49)       (0.53)
 In excess of net investment income                               -            -            -        (0.02)
 Net realized gain                                            (0.02)       (0.34)       (0.24)       (0.19)
                                                            -------      -------      --------    --------
Net increase (decrease) in net asset value                  $ (1.03)    $  (0.16)     $   0.21    $  (0.43)
                                                            -------     --------      --------    --------
Net asset value, end of period                              $ 10.90     $  11.93       $ 12.09    $  11.88
                                                            =======     ========      ========    ========
Total return*                                                 (5.01)%       5.43%         8.16%       2.66%
Ratio of net expenses to average net assets+                   1.70%        1.64%         1.68%       1.67%
Ratio of net investment income to average net assets+          3.66%        3.73%         4.12%       4.38%
Portfolio turnover rate                                          24%          52%           22%         44%
Net assets, end of period (in thousands)                    $12,520     $ 10,790      $  5,588    $  4,792
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.69%        1.63%         1.66%       1.65%
 Net investment income                                         3.67%        3.74%         4.14%       4.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  27

Pioneer Tax-Free Income Fund
FINANCIAL HIGHLIGHTS 6/30/01

                                                              Six Months
                                                                Ended
                                                               6/30/01       Year Ended
                                                             (unaudited)    12/31/00(a)
CLASS C
Net asset value, beginning of period                            $11.54         $10.91
                                                                ------         ------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.25         $ 0.43
 Net realized and unrealized gain (loss) on investments          (0.00)(b)       0.70
                                                                ------         ------
  Net increase (decrease) from investment operations            $ 0.25         $ 1.13
Distributions to shareowners:
 Net investment income                                           (0.22)         (0.43)
 In excess of net investment income                                  -          (0.07)
 Net realized gain                                                   -              -
                                                                ------         ------
Net increase (decrease) in net asset value                      $ 0.03         $ 0.63
                                                                ------         ------
Net asset value, end of period                                  $11.57         $11.54
                                                                ======         ======
Total return*                                                     2.17%         10.59%
Ratio of net expenses to average net assets+                      1.51%**        1.80%
Ratio of net investment income to average net assets+             3.92%**        3.80%
Portfolio turnover rate                                            101%**          14%
Net assets, end of period (in thousands)                        $2,130         $1,490
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     1.49%**        1.77%
 Net investment income                                            3.94%**        3.83%

                                                           Year Ended   Year Ended   Year Ended    1/31/96 to
                                                            12/31/99     12/31/98     12/31/97      12/31/96
CLASS C
Net asset value, beginning of period                         $11.94       $12.11       $11.88        $12.32
                                                             ------       ------       ------        ------
Increase (decrease) from investment operations:
 Net investment income                                       $ 0.43       $ 0.46       $ 0.49        $ 0.49
 Net realized and unrealized gain (loss) on investments       (1.00)        0.17         0.47         (0.24)
                                                             ------       ------       ------        ------
  Net increase (decrease) from investment operations         $(0.58)      $ 0.63       $ 0.96        $ 0.25
Distributions to shareowners:
 Net investment income                                        (0.43)       (0.46)       (0.49)        (0.49)
 In excess of net investment income                               -            -            -         (0.01)
 Net realized gain                                            (0.02)       (0.34)       (0.24)        (0.19)
                                                             ------       ------       ------        ------
Net increase (decrease) in net asset value                   $(1.03)      $(0.17)      $ 0.23        $(0.44)
                                                             ------       ------       ------        ------
Net asset value, end of period                               $10.91       $11.94       $12.11        $11.88
                                                             ======       ======       ======        ======
Total return*                                                 (4.93)%       5.33%        8.32%         2.19%
Ratio of net expenses to average net assets+                   1.69%        1.63%        1.70%         1.71%**
Ratio of net investment income to average net assets+          3.62%        3.72%        4.04%         4.34%**
Portfolio turnover rate                                          24%          52%          22%           44%
Net assets, end of period (in thousands)                     $2,505       $3,262       $1,643        $  383
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.65%        1.60%        1.67%         1.69%**
 Net investment income                                         3.66%        3.75%        4.07%         4.36%**

(a) The per share data presented is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(b) Amount rounds to less than one cent per share.

28   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Original issue discount and market premium and discount are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. This is consistent with the provisions of the AICPA Audit & Accounting Guide for Investment Companies, effective January 1, 2001. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)                  (continued)

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $20,830 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2001.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-

Pioneer Tax-Free Income Fund


    term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $152,173 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $77,615 in distribution fees payable to PFD at June 30, 2001.

Pioneer Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)                  (continued)

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $28,159 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $31,510 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.,             John F. Cogan, Jr., President
  Chairman                      David D. Tripple, Executive Vice President
Mary K. Bush                    Vincent Nave, Treasurer
Richard H. Egdahl, M.D.         Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701|M/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,500 per year, and an employer contribution is required.


                                      Most retirement plan withdrawals must meet

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.

specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFoneSM gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


Six-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


     Call us for:


     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292


     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321


     Retirement plans information                               1-800-622-0176


     Telecommunications Device for the Deaf (TDD)               1-800-225-1997


     Write to us:


     PIMSS, Inc.
     P.O. Box 9014
     Boston, Massachusetts 02205-9014


     Our toll-free fax                                          1-800-225-4240


     Our internet e-mail address                 ask.pioneer@pioneerinvest.com
     (for general questions about Pioneer only)



     Visit our web site:                                  www.pioneerfunds.com



     This report must be preceded or accompanied by a current Fund prospectus.


[logo]Pioneer
      Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   10297-00-0801
                                     (Copyright) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
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